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                                                                   EXHIBIT 10.41


                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT,
           MASTER LEASE, GUARANTEE, CONSTRUCTION DEED OF TRUST, CASH
            COLLATERAL AGREEMENT, ASSIGNMENT OF LEASE AND APPENDIX 1


        This SECOND AMENDMENT TO PARTICIPATION AGREEMENT, MASTER LEASE, GUARANTEE, CONSTRUCTION DEED OF TRUST, CASH COLLATERAL AGREEMENT, ASSIGNMENT OF LEASE and APPENDIX 1 TO PARTICIPATION AGREEMENT, MASTER LEASE AND CONSTRUCTION DEED OF TRUST (this "Amendment"), dated as of September 28, 1998, is by and among PEOPLESOFT, INC., a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, as Lessor (together with its permitted successors and assigns, the "Lessor"); ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, as a Participant, CREDIT LYONNAIS LOS ANGELES BRANCH, as a Participant, THE INDUSTRIAL BANK OF JAPAN, LIMITED SAN FRANCISCO AGENCY, as a Participant, KEYBANK NATIONAL ASSOCIATION, as a Participant, MELLON BANK, N.A., as a Participant, THE DAI-ICHI KANGYO BANK, LIMITED SAN FRANCISCO AGENCY, as a Participant (together with their permitted successors and assigns, each a "Participant" and collectively the "Participants"); and ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, as Agent (in such capacity, together with its successors in such capacity, the "Agent") for the Participants.


                                    RECITALS:

        A. The Lessee, the Lessor, the Participants and the Agent are parties to that certain Participation Agreement dated as of December 4, 1996, as amended on February 20, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement");

        B. Appendix 1 to Participation Agreement, Master Lease and Construction Deed of Trust (as amended, restated, supplemented or otherwise modified from time to time,"Appendix 1") is part of the Participation Agreement, the Lease and the Mortgage and contains defined terms and rules of construction applicable to the Operative Documents;

        C. The parties desire to amend certain provisions of the Participation Agreement, Master Lease, Guarantee, Construction Deed of Trust, Cash Collateral Agreement, Assignment of Lease and Appendix 1, all on the terms and conditions set forth in this Amendment; and

        D. Each capitalized term used in this Amendment and not otherwise defined in this Amendment shall have the meaning ascribed thereto in Appendix 1; this Amendment shall constitute an Operative Document; and these Recitals shall be construed as part of this Amendment.



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           NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

        1. Amendments to the Participation Agreement. The Participation Agreement is hereby amended as follows:

               (a) Section 3.4(b)(i) of the Participation Agreement is hereby amended by adding the following at the end of said section:

                      "The Lessee shall pay to the Agent a fee of $1,000 for each Fixed Rate Request."

               (b) Section 3.4(b)(v) of the Participation Agreement is hereby amended by deleting the words "Not later than 11:30 a.m. (New York time) on" and substituting therefor the following: "Promptly upon receipt of the Agent's notice referred to in Section 3.5(b)(iv) above, on the third Business Day prior to".

               (c) Section 3.8(e) of the Participation Agreement is hereby amended by deleting the word "Schedule" in the third line thereof and substituting therefor the word "Scheduled".

               (d) Section 10.1(f) of the Participation Agreement is hereby amended by adding the following at the end of said section:

                      ", provided that the Consolidated Quick Ratio shall be reduced to .95 to 1.0 solely for the fiscal quarter in which the Momentum Distribution is made."

               (e) Section 10.1(g) of the Participation Agreement is hereby amended by deleting the words "at September 30, 1996" in the third line thereof and substituting in their place the following "at the end of the fiscal quarter ending June 30, 1998 (as adjusted for the fiscal quarter in which the Momentum Transaction is consummated)".

               (f) Section 10.1(j) of the Participation Agreement is hereby amended by deleting "or" in the second line thereof and substituting in its place the word "and".

               (g) Section 10.1(l) of the Participation Agreement is hereby amended by deleting the figure "$20,000,000" in the second line of clause (v) thereof and substituting in its place the figure "$50,000,000".

               (h) Section 10.1(m) of the Participation Agreement is hereby amended (i) by adding the following after the word "California" in the second line of clause (iv): ", Lot 56 and the Dublin Parcel", (ii) by deleting the word "and" at the end of



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        clause (v) and (iii) by adding the following at the end of clause (vi):
        "and (vii) the Lessee may make the Momentum Distribution."

               (i) Section 10.1(o) of the Participation Agreement is hereby amended (i) by deleting the second "and" in the third line thereof and substituting a comma therefor and (ii) by adding the following at the end of said section: "and (iii) the Lessee may make the Restricted Payments contemplated by the Momentum Transaction."

               (j) Section 10.1(p) of the Participation Agreement is hereby amended by adding at the end of said section the following: "and the investment contemplated by the Momentum Transaction."

               (k) Exhibit R (Form of Compliance Certificate) is hereby amended
        (i) by adding the following at the end of Section 1(f): "(or .95 solely for the fiscal quarter in which the Momentum Distribution is made)",
        (ii) by deleting the words "at September 30, 1996" in Section 2(b)(i) and substituting therefor the following "at the end of the fiscal quarter ending June 30, 1998 (as adjusted for the fiscal quarter in which the Momentum Transaction is consummated)" and (iii) by deleting the word "or" in Section 5(f) and substituting therefor the word "and".

        2. Amendments to Master Lease. The Master Lease is hereby amended as follows:

               (a) Section 12.4 of the Master Lease is hereby amended by deleting the words "and the Ground Lease" in the second line thereof.

               (b) Section 14.2 of the Master Lease is hereby amended by deleting clauses (i) and (ii) in their entirety and substituting in their place the following:

                   "(i) first, to the exclusion of other facilities covered by such policy other than the New Property, to the repair, rebuilding and restoration of any damage to the Property and the New Property covered by such policy on a pro rata basis, if so required in order to complete such repair, rebuilding or restoration, up to the lesser of (A) the extent of the loss suffered and (B) $23,000,000 per occurrence, and (ii) second, if the loss suffered is in excess of $23,000,000 per occurrence, any such proceeds in excess of $23,000,000 per occurrence shall be shared between the loss payees under this Lease and the lease referred to in the New Participation Agreement, on the one hand, and other parties having an insured interest with respect to such event covered by such policy, on the other hand, based on the proportion that the loss suffered with respect to the Property and the New Property, on the one hand, bears to the aggregate loss suffered by the Property, the New Property and all other properties insured by such policy, on the other hand."



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               (c) Section 17.1(h) of the Master Lease is hereby amended by deleting the reference to "$2,500,000" in line one thereof and substituting therefor "$10,000,000".

               (d) Section 17.1(k) of the Master Lease is hereby deleted in its entirety and replaced with the following:

                   "(k) Intentionally Omitted;"

               (e) Section 17.2(j) of the Master Lease is hereby deleted in its entirety.

               (f) Section 20.3 of the Master Lease is hereby amended by deleting the following at the end of said section:

                   "other than a Financial Covenant Event of Default (except as provided in Section 17.2(j))."

        3. Amendments to Guarantee. The Guarantee is hereby amended as follows:

               (a) The definition of the term "Obligations" is hereby amended by deleting the following proviso from clause (i):

                      "provided, however, the term "Obligations" shall not include the Lessor's obligation under the Participation Agreement to pay the Tranche B Participation Interest Balances following the occurrence of a Lease Event of Default constituting a Financial Covenant Event of Default (unless the Lessee would be required to pay Asset Termination Value under the circumstances contemplated in
                      Section 17.2(j) of the Lease, in which event the term "Obligations" shall include the obligation of the Lessor to pay the Tranche B Participation Interest Balances of all Tranche B Participants)".

               (b) Section 11.1(e) of the Guarantee is hereby amended by deleting the reference to "$2,500,000" in line one thereof and substituting therefor $10,000,000".

        4. Amendments to Construction Deed of Trust, Security Agreement, Fixture Filing and Financing Statement. The Construction Deed of Trust, Security Agreement, Fixture Filing and Financing Statement is hereby amended as follows:

               (a) Section B1 of the Construction Deed of Trust is hereby amended by deleting the words "(other than a Financial Covenant Event of Default)" in the second line thereof.




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               (b) Section C11 of the Construction Deed of Trust is hereby amended by deleting the words "and the Ground Lease" in the fourth line thereof.

        5. Amendment to Cash Collateral Agreement. The Cash Collateral Agreement is hereby amended by deleting the following proviso from Section 8 thereof:

                   "provided, however, that (i) if the only Event of Default which has occurred is a Financial Covenant Event of Default, neither Agent nor Depositary Bank may exercise the foregoing rights and remedies against that portion of the Collateral representing the Tranche B Participation Interests in the Advances while Lessee is properly exercising its right to remarket the Property pursuant to Section 17.2(j) of the Lease; and (ii) if, following the occurrence of such a Financial Covenant Event of Default, the Lessor thereafter becomes entitled under such Section 17.2(j) to recover the entire Asset Termination Value remaining unpaid due to the occurrence of an Event of Default that is not a Financial Covenant Event of Default, Agent or Depositary Bank may collect, proceed against or realize upon any or all of the Collateral without the limitation contained in clause (i) of this proviso."

        6. Amendment to Assignment to Lease. The Assignment of Lease is hereby amended by deleting the words "or the Ground Lessor" in the third line of
Section 10(b) thereof.

        7. Amendments to Appendix 1. Appendix 1 is hereby amended as follows (and each of the Lease, the Mortgage and each other Operative Document incorporating Appendix 1 shall be deemed to be so amended):

               (a) The definition of the term "Event of Default" is deleted in its entirety and replaced with the following:

                   " 'Event of Default' means a Lease Event of Default, a Construction Agency Agreement Event of Default or a Guarantee Event of Default."

               (b) The definition of the term "Financial Covenant Event of Default" is deleted in its entirety.

               (c) Appendix 1 is further amended by adding the following defined terms in alphabetical order:

               " 'Dublin Parcel' means an approximately 49.0744 acre parcel forming a portion of that certain real property located in the City of Dublin,



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                   California, south of Dublin Boulevard, west of Hacienda
                   Drive, north of I-580 and east of Arnold Road."

                   " 'Lot 56' means an approximately 20.538 acre parcel commonly known as Lot 56C in the Hacienda Business Park, Pleasanton, California."

                   " 'Momentum Distribution' is defined in the definition of the term 'Momentum Transaction.'"

                   " 'Momentum Transaction' means a transaction to be consummated by the Lessee consisting of (i) the establishment of a new entity ("Momentum") for the purpose of developing enterprise application software for selected industry markets, (ii) distribution by the Lessee to Momentum of an amount not to exceed $300,000,000 (the "Momentum Distribution") and (iii) the distribution of the shares of callable common stock of Momentum to the stockholders of the Lessee."

                   " 'New Participation Agreement' means the Participation Agreement dated as of September 28, 1998, as amended among the Lessee, Wilmington Trust Company, as Owner Trustee, as Lessor, ABN AMRO Bank N.V., as Indenture Trustee, ABN AMRO Leasing, Inc., as Certificate Purchaser, and the Note Purchasers identified on Schedule I thereto."

                   " 'New Property' means the property subject to the New Participation Agreement."

        8. Reference to and Effect on the Participation Agreement, Master Lease, Guarantee, Construction Deed of Trust, Cash Collateral Agreement, Assignment of Lease, Appendix 1 and Other Operative Documents.

        8.1 Except as specifically amended above, the Participation Agreement, Master Lease, Guarantee, Construction Deed of Trust, Cash Collateral Agreement, Assignment of Lease, Appendix 1 and the other Operative Documents, and each of the Schedules, Exhibits and Appendices thereto, shall remain in full force and effect and the Participation Agreement, Master Lease, Guarantee, Construction Deed of Trust, Cash Collateral Agreement, Assignment of Lease, Appendix 1 and the other Operative Documents, each as amended by this Amendment, are hereby ratified and confirmed in all respects.

        8.2 Upon the effectiveness of this Amendment each reference in the Participation Agreement, Master Lease, Guarantee, Construction Deed of Trust, Cash Collateral Agreement, Assignment of Lease, Appendix 1 and the other Operative Documents to "this Agreement," "hereunder," "hereof," or words of similar import, shall, in each case, mean and be a reference to the Participation Agreement, Master Lease, Guarantee, Construction Deed of Trust, Cash Collateral Agreement, Assignment of



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Lease, Appendix 1 and the other Operative Documents, as applicable, as amended hereby.


        9.  Miscellaneous.

        9.1 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        9.2 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

        9.3 Effective Date. This Amendment shall be effective as of the date first above written when executed by all of the parties hereto.

        9.4 GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                                     * * * *

                            [SIGNATURE PAGE FOLLOWS]
















DOCUMENT NUMBER:  357594.7
DECEMBER 9, 1998

               IN WITNESS WHEREOF, each party hereto has caused this Second Amendment to be duly executed and delivered as of the date first written above.





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                                    PEOPLESOFT, INC.
                                    as Lessee

                                    By: ________________________________

                                    Title: _____________________________


                                    LEASE PLAN NORTH AMERICA, INC.,
                                    as Lessor

                                    By: ________________________________

                                    Title: _____________________________


                                    ABN AMRO BANK N.V., SAN FRANCISCO
                                    INTERNATIONAL BRANCH, as a Participant

                                    By: ________________________________

                                    Title: _____________________________

                                    By: ________________________________

                                    Title: _____________________________


                                    ABN AMRO BANK N.V., SAN FRANCISCO
                                    INTERNATIONAL BRANCH, as Agent

                                    By: ________________________________

                                    Title: _____________________________

                                    By: ________________________________

                                    Title: _____________________________


                                    CREDIT LYONNAIS LOS ANGELES
                                    BRANCH, as a Participant

                                    By: ________________________________

                                    Title: _____________________________


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                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED SAN FRANCISCO AGENCY,
                                    as a Participant

                                    By: ________________________________

                                    Title: _____________________________


                                    KEYBANK NATIONAL ASSOCIATION,
                                    as a Participant

                                    By: ________________________________

                                    Title: _____________________________


                                    MELLON BANK, N.A.,
                                    as a Participant

                                    By: ________________________________

                                    Title: _____________________________


                                    THE DAI-ICHI KANGYO BANK,
                                    LIMITED SAN FRANCISCO AGENCY,
                                    as a Participant

                                    By: ________________________________

                                    Title: _____________________________